UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2003

STANCORP FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

State of Oregon	1-14925	93-1253576
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1100 SW Sixth Avenue, Portland, Oregon	97204
(Address of principal executive offices)	(Zip Code)

(503) 321-7000
(Registrant’s telephone number, including area code)

No Change
(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	StanCorp Financial Group, Inc. press release dated January 30, 2003

Item 9. Regulation FD Disclosure

On January 30, 2003, StanCorp Financial Group, Inc. issued a press release reporting the Company’s fourth quarter and full year 2002 results and indicating the intent to begin expensing stock options in 2003. A copy of the press release is attached hereto as exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2003

STANCORP FINANCIAL GROUP, INC.

By:	/s/ Cindy J. McPike
Cindy J. McPike Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

*99.1	StanCorp Financial Group, Inc. press release dated January 30, 2003

*	Filed herewith